                                                                   EXHIBIT 21.1

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 25, 1999)

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                       COMPANY                                       STATE
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
American Mechanical Services Company, LLC                           Delaware
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AMS American Mechanical Services of Alaska, Inc.                    Alaska
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American Mechanical Services of Arizona, Inc.   (d/b/a Arizona Air  Arizona
            Mechanix; PRESCO; Phoenix Refrigeration and Energy
            Services; AMSCO; American Mechanical Services)
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American Mechanical Services of Arkansas, Inc.                      Arkansas
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American Mechanical Services of California, Inc. (d/b/a Charter     California
            Mechanical Systems; Tri-Pacific Heating, Inc.;
            Anderson Air Conditioning)
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American Mechanical Services of Colorado, Inc. (d/b/a Continental   Colorado
            Mechanical Systems; Trautman & Shreve Service, Inc.;
            Colorado Chiller Maintenance, Inc.; Mile Hi Mechanical,
            Inc.; American Mechanical Services; Weather Engineering
            & Manufacturing, Inc.)
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American Mechanical Services of Connecticut, Inc.                   Connecticut
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AMS American Mechanical Services of Delaware, LLC
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American Mechanical Services of Delaware, Inc.                      Delaware
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American Mechanical Services of District of Columbia, Inc.          District of
                                                                    Columbia
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American Mechanical Services of Georgia, Inc.                       Georgia
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American Mechanical Services of Houston, Inc. (d/b/a Enterprise     Delaware
            Commercial-Industrial Mechanical, Inc.; American
            Mechanical Services; Commercial Control & Services)
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American Mechanical Services of Idaho, Inc.                         Idaho
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American Mechanical Services of Illinois, Inc.                      Illinois
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AMS Mechanical Services, Inc. (d/b/a American Mechanical Services)  Indiana
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American Mechanical Services of Iowa, Inc.                          Iowa
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American Mechanical Services of Kentucky, Inc.                      Kentucky
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American Mechanical Services of Louisiana, Inc.                     Louisiana
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American Mechanical Services of Maine, Inc.                         Maine
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AMS American Mechanical Services of Maryland, Inc.(d/b/a Murray     Maryland
        Service Company; EMD Mechanical Specialists; Quality
        Control Service Company;  H.R.E.; AMS American Mechanical
        Services, Inc.)
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

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 25, 1999)

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American Mechanical Services of Michigan, Inc.                    Michigan
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American Mechanical Services of Mississippi, Inc.                 Mississippi
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American Mechanical Services of Missouri, Inc.                    Missouri
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American Mechanical Services of Montana, Inc.                     Montana
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American Mechanical Services of Nebraska, Inc.                    Nebraska
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American Mechanical Services of Nevada, Inc. (d/b/a Jack Sons     Nevada
         Refrigeration; Four Seasons Heating)
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American Mechanical Services of New Hampshire, Inc.               New Hampshire
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American Mechanical Services of New Jersey, Inc.                  New Jersey
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American Mechanical Services of New Mexico, Inc.                  New Mexico
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American Mechanical Services of North Carolina, Inc.              North Carolina
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American Mechanical Services of North Dakota, Inc.                North Dakota
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American Mechanical Services of Ohio, Inc.                        Ohio
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American Mechanical Services of Oregon, Inc.                      Oregon
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American Mechanical Services of Sacramento, Inc. (d/b/a           California
         Engineered Air Systems; American Mechanical Services)
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AMS American Mechanical Services of South Dakota, Inc.            South Dakota
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American Mechanical Services of Tennessee, Inc.                   Tennessee
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American Mechanical Services of Texas, Inc.  (d/b/a Texas         Delaware
         Mechanical Systems; American Mechanical Services)
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American Mechanical Services of Utah, Inc.                        Utah
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American Mechanical Services of Vermont, Inc.                     Vermont
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AMS American Mechanical Services of Virginia, Inc. (d/b/a         Virginia
         Keenan Mechanical Services)
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American Mechanical Services of Washington, Inc.                  Washington
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AMS American Mechanical Services of West Virginia, Inc.           West Virginia
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American Mechanical Services of Wisconsin, Inc.                   Wisconsin
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American Mechanical Services of Wyoming, Inc.                     Wyoming
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American Residential Services of Alabama, Inc.                    Alabama
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ARS American Residential Services of Arizona, Inc. (d/b/a         Arizona
         Russett Service Corporation; Temp-Rite Engineering;
         Eastside Cooling and Heating)
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American Residential Services of Arkansas, Inc.                   Arkansas
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ARS American Residential Services of California, Inc. (d/b/a      California
         Southcoast Heating and Air Conditioning, Inc.; Torrey
         Pines Plumbing; Arrow Air Conditioning Company; Condor
         Service Company; Anderson Air Conditioning; Coast
         Plumbing, Inc.; Maio Plumbing, Heating & Air, Inc.;
         Pro Heating & Air, Inc.)
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      A. K. Landan, Inc. (d/b/a Allied Plumbing, Heating & Air    California
         Conditioning)
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

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 25, 1999)

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American Residential Services of Colorado, Inc. (d/b/a Snake 'N'   Colorado
            Rooter; Belcon Mechanical, Inc., Apple Plumbing and
            Heating, Inc.; American Residential Services; Kelly's
            HVAC, Inc)
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American Residential Services of Connecticut, Inc.                  Connecticut
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American Residential Services of District of Columbia, Inc.         District of
                                                                    Columbia
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American Residential Services of Florida, Inc. (d/b/a Florida       Florida
            Heating & Air Conditioning, Inc.; DeMoss Air
            Conditioning Service; Alvarez Taylor Plumbing and Air
            Conditioning; Jim's Air Conditioning; Busby Heating
            and Cooling; Climatic Corporation of Vero Beach; Sasso
            Air Conditioning; Ted's Plumbing; Bradley Air
            Conditioning; Bass Plumbing; Larry Teague & Sons
            Plumbing; Sun Country Cooling; Watts Air Conditioning
            & Heating, Inc.; Bradley DeMoss Air Conditioning Co.;
            Leon's Air Conditioning; Picky Pender Plumbing, Inc.;
            Watts Air Conditioning & Heating; American Residential
            Services; Central Heating Company; Certified Heating &
            Coolings; Air Associates, Inc; Tropic Air Conditioning,
            Inc.; All Air & Heating, Inc.; Maxwell Plumbing
            Contractors; Maxwell Plumbing)
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American Residential Services of Georgia, Inc. (d/b/a Sundance      Georgia
            Plumbing Corporation)
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American Residential Services of Idaho, Inc.                        Idaho
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American Residential Services of Illinois, Inc. (d/b/a Ross         Illinois
            Heating & Cooling Inc.; Kranz Mechanical Corporation;
            Kranz Heating & Cooling; Anderson Heating & Cooling
            Company; American Residential Services)
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      Illinois Heating & Air Conditioning, Inc. (d/b/a Kranz        Illinois
                  Heating & Cooling)
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American Residential Services of Indiana, Inc. (d/b/a Dial One      Indiana
            Meridian & Hoosier, Inc.; Barclay-Holland, Inc.; Korte
            Electric, Inc.; USA Heating & Air Conditioning, Inc.;
            Sagamore Heating & Cooling, Inc., A-1 Plumbing,
            Heating & Cooling, Inc., DH Plumbing; DH Heating and
            Air Conditioning, Hession Plumbing Company, Inc.;
            Godby Brothers, Inc)
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American Residential Services of Iowa, Inc.                         Iowa
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American Residential Services of Kentucky, Inc.                     Kentucky
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American Residential Services of Maine, Inc.                        Maine
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American Residential Services of Maryland, Inc. (d/b/a Wachter &    Maryland
            Norwood; John C. Dorsey; American Residential
            Services, Inc.)
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

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 25, 1999)

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American Residential Services of Michigan, Inc. (d/b/a Energy        Michigan
            Concepts, Inc.; Andy's Statewide Heating & Cooling;
            Adex Heating & Cooling, Inc.; Quality Air of Holland,
            Inc.; Manne Electric Company; Andy's Statewide;
            American Residential Services)
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American Residential Services of Mississippi, Inc.                   Mississippi
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American Residential Services of Missouri, Inc.  (d/b/a American     Missouri
         Residential Services)
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American Residential Services of Montana, Inc.                       Montana
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American Residential Services of Nebraska, Inc. (d/b/a Aksarben      Nebraska
            Heating & Air Conditioning)
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American Residential Services of Nevada, Inc.  (d/b/a Cool Valley    Nevada
            Air, Inc.; Air West Air Conditioning-Heating; Racee
            Air Conditioning & Heating Company; Economy Air
            Conditioning;  Lang; Southtown; A.K. Chadwell Discount
            Plumbing; Day and Night Air Conditioning Services; Air
            West Air Conditioning Service; Air West Air
            Conditioning/Heating & Refrigeration; Economy A/C,
            Refrigeration; Lang Refrigeration; Racee Air West)
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American Residential Services of New Hampshire, Inc.                 New Hampshire
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American Residential Services of New Mexico, Inc.                    New Mexico
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American Residential Services of North Carolina, Inc. (d/b/a Metro   North Carolina
            Heating & Air Conditioning, Inc.; Burrage Enterprises;
            Wood & Son Heating & Air Conditioning, Inc.; Moore Air
            Conditioning; Moore Air Conditioning Company, Inc.;
            Electro-Temp; Central Comfort Company, Inc.; Bingham
            Heating and Air Conditioning Company, Inc.; Sherwood
            Services, Inc.)
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American Residential Services of North Dakota, Inc.                  North Dakota
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ARS American Residential Services of Oklahoma, Inc. (d/b/a           Oklahoma
            Advanced AirCo & Heating, Inc.; ARS American
            Residential Services)
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American Residential Services of Oregon, Inc.                        Oregon
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American Residential Services of Pennsylvania, Inc. (d/b/a           Pennsylvania
            Automatic Controls Service; American Residential
            Services)
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ARS American Residential Services of Rhode Island, Inc.              Rhode Island
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American Residential Services of South Carolina, Inc                 South Carolina
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American Residential Services of South Dakota, Inc.                  South Dakota
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American Residential Services of Tennessee, Inc. (d/b/a American     Tennessee
         Residential Services)
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ARS American Residential Services of Texas, Inc.  (d/b/a Crown       Delaware
            Services, Inc.; McCannics; West Houston Services,
            Inc.; American Residential Services; Osgood Heating
            and Air Conditioning)
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      Adcot, Inc.                                                    Texas
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

              SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 25, 1999)

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American Residential Services of Utah, Inc.                          Utah
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American Residential Services of Virginia, Inc. (d/b/a Keenan        Virginia
            Heating & Cooling)
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American Residential Services of Vermont, Inc.                       Vermont
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American Residential Services of Washington, Inc.                    Washington
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American Residential Services of West Virginia, Inc.                 West Virginia
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American Residential Services of Wisconsin, Inc.                     Wisconsin
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American Residential Services of Wyoming, Inc.                       Wyoming
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ARS Energy Services Company                                          Delaware
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ARS Residential Holding Company                                      Delaware
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ARS Residential Management Company                                   Delaware
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ARS Special Events, Inc. (d/b/a ARS Special Events; American         Delaware
            Residential Services)
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ASI Hastings Acquisition                                             California
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Cape Fear Heating & Air Conditioning of Wilmington, Inc.(d/b/a       North Carolina
            American Residential Services)
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Elcor Electric Company (d/b/a American Mechanical Services)          California
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Maio Marketing Systems, Inc.                                         California
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North American Electrical Services, LLC                              Delaware
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      Freestate Electrical Companies, Inc. (d/b/a Freestate          Maryland
         Electrical Construction Company, Inc.; Freestate
         Electrical Service Company)
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Suburban Electric Service, Inc.                                      North Carolina
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T.A. Beach Corporation                                               Maryland
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Westland Heating and Air Conditioning, Inc.                          California
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Westernair Manufacturer Service, Inc.                                Nevada
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